                                                                     EXHIBIT 1.1


                      Jupiter Telecommunications Co., Ltd.

                 377,600 Ordinary Shares (with no par value)(*)
              directly or in the form of American Depositary Shares

                     Form of Overseas Underwriting Agreement

                                                              New York, New York
                                                              December [4], 2000

Salomon Smith Barney Inc.
Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Daiwa Securities America Inc.
Cazenove Inc.
Nomura Securities International, Inc.
As Overseas Representatives of the
several Overseas Underwriters,
c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013


Ladies and Gentlemen:

            Jupiter Telecommunications Co., Ltd., a joint stock company (kabushiki kaisha) organized under the laws of Japan (the "Company"), proposes to issue and sell to the several Overseas Underwriters named in Schedule I to this Overseas Underwriting Agreement, for whom the Overseas Representatives are acting as representatives, 377,600 Ordinary Shares, with no par value ("Ordinary Shares"), of the Company (the "Overseas Underwritten Shares"), directly or in the form of American Depositary Shares (the "ADSs"). The Company also proposes to grant to the Overseas Underwriters an option to purchase up to 56,640 additional Ordinary Shares to cover over-allotments (the "Overseas Option Shares" and together with the Overseas Underwritten Shares, the "Overseas Shares").

            It is understood that the Company, the Selling Shareholders and the Japanese Underwriters are concurrently entering into Japanese Underwriting Agreements (the "Japanese Underwriting Agreements" and, together with this Overseas Underwriting Agreement, the "Underwriting Agreements") providing for the sale to Japanese investors by the Company and the Selling Shareholders of an aggregate of 566,400 Ordinary Shares (said shares to be sold by the Company and the Selling Shareholders pursuant to the Japanese Underwriting Agreements being hereinafter called the "Japanese


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*     Plus an option to purchase from Jupiter Telecommunications Co., Ltd., up to 56,640 additional Ordinary Shares, directly or in the form of American Depositary Shares, to cover over-allotments.

Underwritten Shares"). Anything herein or therein to the contrary notwithstanding, the respective closings under this Overseas Underwriting Agreement and the Japanese Underwriting Agreements are hereby made expressly conditional on one another.

            You have also advised the Company that the Overseas Underwriters may elect to cause the Company to deposit on their behalf all or any portion of the Overseas Shares to be purchased by the Overseas Underwriters hereunder pursuant to the Deposit Agreement, dated as of December [4], 2000 (the "Deposit Agreement"), to be entered into among the Company, The Bank of New York, as depositary thereunder (the "Depositary"), and all holders from time to time of the ADSs. Upon deposit of any Ordinary Shares, the Depositary will issue ADSs representing the Ordinary Shares so deposited. The ADSs will be evidenced by American Depositary Receipts (the "ADRs"). Each ADS will represent one-fiftieth of an Ordinary Share and each ADR may represent any number of ADSs. Unless the context otherwise requires, the terms "Overseas Underwritten Securities", "Overseas Option Securities" and "Overseas Securities" shall be deemed to refer, respectively, to Overseas Underwritten Shares, Overseas Option Shares and Overseas Shares as well as, in each case, to any ADSs representing such securities and the ADRs evidencing such ADSs.

            It is further understood and agreed that the Overseas Underwriters and the Japanese Underwriters have entered into an agreement dated the date hereof (the "Agreement Between Overseas Underwriters and Japanese
Underwriters"), pursuant to which, among other things, the Overseas Underwriters may purchase from the Japanese Underwriters a portion of the Japanese Underwritten Securities to be sold pursuant to the Japanese Underwriting Agreements.

            To the extent that there are no additional Overseas Underwriters listed on Schedule I hereto other than you, the term Overseas Representatives as used in this Overseas Underwriting Agreement shall mean you, as Overseas Underwriters, and the terms Overseas Representatives and Overseas Underwriters shall mean either the singular or plural as the context requires. The use of the neuter in this Overseas Underwriting Agreement shall include the feminine and masculine wherever appropriate. Certain terms used in this Overseas Underwriting Agreement are defined in Section 22 hereof.

            1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Overseas Underwriter that:

            (a) The Company has prepared and filed with the Commission a registration statement (file number 333- -) on Form F-1, including related Preliminary Prospectuses, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including the related Preliminary Prospectuses, each of which has previously been furnished to you. The Company will next file with the Commission either (1) if the Execution Time is prior to the Effective Date of such registration statement, a further amendment to such registration statement (including the form of final prospectus) or (2) if the Execution Time is after the Effective Date of such registration statement, a final prospectus in accordance with Rules 430A and 424(b) under the Act. In the case of clause (2), the Company has included in such registration statement, as amended at the Effective Date,


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all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Prospectus with respect to the Overseas Shares and the offering thereof directly or in the form of ADSs. In the case of clause (1), such amendment and Prospectus shall contain all Rule 430A Information, together with all other such required information with respect to the Overseas Shares and the offering thereof directly or in the form of ADSs, and, except to the extent the Overseas Representatives shall agree to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time (as defined in this Overseas Underwriting Agreement) or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. No stop order suspending the effectiveness of such Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission.

            It is understood that two forms of prospectus are to be used in connection with the offering and sale of the Securities: one form of prospectus to be used in connection with the offering and sale of the Overseas Securities, which are to be offered and sold to persons in the United States and internationally outside Japan, and one form of prospectus to be used in connection with the offering and sale of the Japanese Underwritten Securities, which are to be offered and sold in a public offering in Japan.

            (b) On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and at the Time of Delivery (as defined in this Overseas Underwriting Agreement) and on any date on which Overseas Option Securities are purchased, if such date is not the Time of Payment (as defined in this Overseas Underwriting Agreement) (a "settlement date"), the Prospectus (together with any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and at the Time of Delivery and any settlement date, the Prospectus (together with any supplements thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Overseas Underwriter through the Overseas Representatives specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

            (c) The Depositary has filed with the Commission a registration statement (file number -) on Form F-6 for the registration under the Act of the offering and sale of the ADSs. The Depositary may have filed one or more amendments thereto, each of which has previously been furnished to you. Such ADR Registration Statement at the


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
time of its effectiveness did or will comply and at the Time of Delivery, will comply, in all material respects with the applicable requirements of the Act and the rules thereunder and at the time of its Effective Date and at the Execution Time, did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. No stop order suspending the effectiveness of such ADR Registration Statement has been issued and no proceeding for that purpose has been initiated or, to the Company's knowledge, threatened by the Commission.

            (d) Upon issuance by the Depositary of ADSs evidenced by ADRs against deposit of Underlying Shares in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and persons in whose names the ADRs are registered will be entitled to the rights specified in the ADRs and in the Deposit Agreement.

            (e) The Ordinary Shares to be issued and sold by the Company to the Overseas Underwriters hereunder and to the Japanese Underwriters under the Japanese Underwriting Agreements, respectively, have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein and therein, will be duly and validly issued and fully paid and non-assessable and will conform to the description of the Ordinary Shares contained in the Prospectus, and the Overseas Underwriters, subject to the terms of the Deposit Agreement, and the Japanese Underwriters will acquire good, marketable and valid title to such Ordinary Shares, free and clear of all pledges, liens, security interests, charges, claims or encumbrances of any kind.

            (f) To ensure the validity, enforceability or admissibility into evidence of each of this Overseas Underwriting Agreement, the Japanese Underwriting Agreements, the Deposit Agreement and any other document required to be furnished hereunder or thereunder in Japan, it is not necessary that this Overseas Underwriting Agreement, the Japanese Underwriting Agreements, the Deposit Agreement or any other document be filed or recorded with any court or other authority in Japan, and no stamp or other issuance or transfer taxes or duties are payable by or on behalf of, and no capital gains, income or other taxes are required to be withheld or deducted for the account of, the Overseas Underwriters or purchasers of the Shares to or for the government of Japan or to or for any political subdivision or taxing authority thereof or therein, in connection with (A) the delivery of the Shares in the manner contemplated by this Overseas Underwriting Agreement, (B) the deposit with the Depositary or its custodian, The Sumitomo Bank, Limited, of the Underlying Shares against issuance of the ADRs evidencing the ADSs, (C) the sale and delivery by the Overseas Underwriters of the Shares or the ADSs, as the case may be, as contemplated herein or (D) the execution and delivery of this Overseas Underwriting Agreement.

            (g) Except as described in the Prospectus, all dividends and other distributions declared and payable on the Ordinary Shares may under current Japanese law and regulations be paid to the Depositary in yen and may be converted into foreign currency that may be transferred out of Japan in accordance with the Deposit Agreement, and, except as described in the Prospectus, all such dividends and other distributions will


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not be subject to withholding or other taxes under the laws and regulations of
Japan and are otherwise free and clear of any other tax, withholding or deduction in Japan.

            (h) The Company is not a Passive Foreign Investment Company ("PFIC") within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended, and, based on the Company's current business plans and financial projections, the Company does not expect to become a PFIC in the future.

            (i) The Company is not a "foreign personal holding company" ("FPHC") within the meaning of the United States Internal Revenue Code of 1986, as amended, and, based on the Company's current business plans and financial projections, the Company does not expect to become a FPHC in the future.

            (j) Each of the Company and the Subsidiaries has been duly incorporated and is validly existing as a joint stock company (kabushiki kaisha) organized under the laws of Japan, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus. None of the Company or the Subsidiaries conducts business or owns or leases property outside of Japan.

            (k) All the outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable, and, except as otherwise set forth in the Prospectus, all of the outstanding shares of capital stock of the Subsidiaries owned by the Company either directly or through wholly-owned subsidiaries are free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances. The Company owns the percentage equity interest in the Subsidiaries set forth in the Prospectus.

            (l) The Company's authorized equity capitalization is as set forth in the Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus; the outstanding Ordinary Shares (including the Securities being sold pursuant to the Japanese Underwriting Agreements by the Selling Shareholders) have been duly and validly authorized and issued and are fully paid and non-assessable; the Ordinary Shares being sold under the Underwriting Agreements by the Company and the Selling Shareholders have been approved for listing and trading on the Mothers Market of the Tokyo Stock Exchange and the ADSs representing Ordinary Shares being sold under this Overseas Underwriting Agreement by the Company and deposited with the Depositary have been approved for quotation and trading on the National Association of Securities Dealers Automated Quotations National Market System ("Nasdaq National Market"), subject to official notice of issuance and evidence of satisfactory distribution; the certificates for the Securities are in sufficient form to be legal and valid under the laws of Japan; the holders of Ordinary Shares of the Company are not entitled to preemptive or other rights to subscribe for the Securities; and, except as set forth or contemplated in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations of the Company to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding. The Underlying Shares may be


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freely deposited by the Overseas Underwriters with the Depositary against issuance of ADRs evidencing ADSs; the Overseas Shares will be validly issued by the Company and will be freely transferable by the Company, and the ADSs will be validly issued by the Depositary, and will be freely transferable by the Depositary, to or for the account of the several Overseas Underwriters when issued and delivered in accordance with this Overseas Underwriting Agreement and, in the case of the ADSs, the Deposit Agreement; and there are no restrictions on subsequent transfers of the Shares or ADSs under the laws of Japan and of the United States except as described in the Prospectus under the captions "Description of American Depositary Shares" and "Shares Eligible for Future Sale." Holders of Overseas Shares, when issued and delivered following application for subscription and payment therefor as provided in this Overseas Underwriting Agreement, and when the names of such holders have been entered in the register of shareholders of the Company, will be entitled to the rights of shareholders conferred by the articles of incorporation of the Company and the Commercial Code of Japan.

            (m) There is no franchise, contract or other document of a character required to be described in the Registration Statement, ADR Registration Statement or Prospectus, or to be filed as an exhibit thereto, as applicable, which is not described or filed as required; and the statements set forth in the Prospectus under the captions "Description of Capital Stock" and "Description of American Depositary Shares," insofar as they purport to constitute a summary of the terms of the Shares and the ADSs, respectively, and in the second paragraph under the caption "Management - Board of Directors," in the second paragraph under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations - Capital Expenditures and Financial Resources - Sources of Working and Investment Capital," and under the captions "Tax Considerations," "Shares Eligible for Sale" and "Underwriting," insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete and fair in all material respects.

            (n) Each of this Overseas Underwriting Agreement and the Deposit Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms. The Deposit Agreement and the ADRs conform in all material respects to the descriptions thereof contained in the Prospectus.

            (o) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended.

            (p) No consent, approval, authorization, registration, clearance, qualification, license, concession, permit, filing with or order of any court or governmental agency or body or any stock exchange authority is required in connection with the transactions contemplated herein, in the Japanese Underwriting Agreements or in the Deposit Agreement, except (A) such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Overseas Shares by the Overseas Underwriters in the manner contemplated herein and in the Prospectus, (B) the filing which has been made


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with the Director-General of the Kanto Local Finance Bureau of a securities registration statement (yuukashoken todokedesho) in respect of the Japanese Underwritten Shares and any amendments thereto (yuukashoken todokedesho no teisei todokedesho) pursuant to the Securities and Exchange Law of Japan, (C) the filing with the Director-General of the Kanto Local Finance Bureau of an extraordinary report (rinji hokokusho) in respect of the Overseas Shares and any amendments thereto (rinji hokokusho no teisei hokokusho) pursuant to the Securities and Exchange Law of Japan, and (D) the filing with the Minister of Finance by or on behalf of the Company of an ex post facto report in respect of the offering of the Overseas Shares outside Japan in accordance with the Foreign Exchange and Foreign Trade Law of Japan.

            (q) Neither the issue and sale of the Securities nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof or of the Deposit Agreement will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to, or constitute a default under, (i) the articles of incorporation, rules of the board of directors or share handling rules of the Company or any of the Subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of the Subsidiaries is a party or bound or to which its or their property or assets is subject or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of the Subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of the Subsidiaries or any of its or their properties, except, in the case of clause (ii), such violations or defaults as, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiaries, taken as a whole after taking into account only the percentage equity interest of the Company in each Subsidiary, whether or not arising from transactions in the ordinary course of business, except as set forth or contemplated in the Prospectus (exclusive of any supplement thereto) (a "Material Adverse Effect").

            (r) Except as set forth or contemplated in the Prospectus, no holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

            (s) The consolidated historical financial statements and schedules of the Company and its consolidated subsidiaries included in the Prospectus and the Registration Statement present fairly in all material respects the consolidated financial condition, results of operations and cash flows of the Company and its subsidiaries as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with U.S. generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The selected financial data set forth under the caption "Selected Historical Financial and Other Data" in the Prospectus and Registration Statement fairly present in all material respects, on the basis stated in the Prospectus and the Registration Statement, the information included therein. The pro


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forma financial statements included in the Prospectus and the Registration
Statement include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma financial statements included in the Prospectus and the Registration Statement. The pro forma financial statements included in the Prospectus and the Registration Statement comply as to form in all material respects with the applicable accounting requirements of Regulation S-X under the Act.

            (t) None of the Company or the Subsidiaries has sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus (exclusive of any supplement thereto); and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock of the Company, any increase in the long-term debt of the Company or any of the Subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity of the Company or the consolidated results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus (exclusive of any supplement thereto).

            (u) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened or contemplated that (i) could reasonably be expected to have a material adverse effect on the Company's ability to perform its obligations under this Overseas Underwriting Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a Material Adverse Effect.

            (v) Each of the Company and the Subsidiaries owns or leases all such properties as are necessary to the conduct of its operations as presently conducted, except as would not have a Material Adverse Effect. The Company and the Subsidiaries have good and marketable title to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus (exclusive of any supplement thereto) or such as could not be reasonably expected to have a Material Adverse Effect or materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries; and any real property and buildings held under lease by the Company and the Subsidiaries are held under valid, subsisting and enforceable leases with such exceptions as could not be reasonably expected to be material or materially interfere with the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries.

            (w) None of the Company and the Subsidiaries is in violation or default of (i) any provision of its articles of incorporation, rules of the board of directors or share


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
handling rules, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement or loan agreement, or any other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject or (iii) any material statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such Subsidiary or any of its properties, as applicable, except in the case of clause (ii) for such violations or defaults that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

            (x) Arthur Andersen, who have delivered their report with respect to the audited consolidated financial statements and schedules of the Company and its consolidated subsidiaries, and their report with respect to the audited consolidated financial statements and schedules of Titus Communications Corporation ("Titus") and its consolidated subsidiaries, included in the Prospectus, are independent public accountants of each of the Company and Titus within the meaning of Rule 101 of the AICPA's Code of Professional Conduct, and its interpretations and rulings, and Asahi & Co., a member firm of Andersen Worldwide SC, are independent public accountants of each of the Company and Titus within the meaning of Article 193-2 of the Securities and Exchange Law of Japan and the Certified Public Accountants Law of Japan, and the applicable published rules and regulations thereunder.

            (y) The Company has filed all Japanese and other applicable tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file could not be reasonably expected to have a Material Adverse Effect) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as could not be reasonably expected to have a Material Adverse Effect.

            (z) No labor dispute with the employees of the Company or any of the Subsidiaries exists or, to the Company's best knowledge, is threatened or imminent, and the Company is not aware of any existing or imminent labor strike or work stoppage by the employees of any of its or the Subsidiaries' principal suppliers or contractors, that could reasonably be expected to have a Material Adverse Effect.

            (aa) The Company and each of the Subsidiaries are insured by insurers of recognized financial responsibility in Japan against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all material policies of insurance and fidelity or surety bonds, if any, insuring the Company or any of the Subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and the Subsidiaries are in compliance with the terms of such policies and instruments in all material respects; there are no claims by the Company or any of the Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause, except for such claims which if covered could not reasonably be expected to have a Material Adverse Effect; and none of the Company and the Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and


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
when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that could reasonably be expected to have a Material Adverse Effect, except for such policies which the failure to be renewed could not reasonably be expected to have a Material Adverse Effect.

            (bb) No Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary's capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company, from transferring any of such Subsidiary's property or assets to the Company or any other Subsidiary of the Company, except other than pursuant to customary equipment financing documents, including equipment leases, or from paying any management fees to the Company pursuant to any contract or agreement to which the Company or any of the Subsidiaries are party, except as set forth or contemplated in the Prospectus.

            (cc) The Company and the Subsidiaries possess all material licenses, franchises, certificates, permits, approvals, orders, authorizations and other concessions issued by the appropriate Japanese or other regulatory authorities necessary to own or lease their properties and conduct their respective businesses as described in the Prospectus, and none of the Company and the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such license, franchise, certificate, permit, approval, order, authorization or concession which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect.

            (dd) The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of consolidated financial statements in conformity with U.S. generally accepted accounting principles and to maintain asset accountability;
(iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (ee) The Company has not taken, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result under the Exchange Act, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

            (ff) The Company and the Subsidiaries are (i) in compliance with any and all applicable laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

            (gg) The Company and the Subsidiaries own, possess, license or have other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, "Intellectual Property") necessary for the conduct of the Company's business as now conducted or as proposed in the Prospectus to be conducted, except as could not reasonably be expected to have a Material Adverse Effect. There (a) are no rights of third parties to any such Intellectual Property; (b) to the best knowledge of the Company, is no infringement by third parties of any such Intellectual Property; (c) is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the Company's rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (d) is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; and
(e) is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim, except, in each case, for such rights, actions, suits, proceedings or claims which could not reasonably be expected to have a Material Adverse Effect.

            (hh) Neither the Company nor any of the Subsidiaries nor any of its or their properties or assets has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) under the laws of Japan.

            Any certificate signed by any officer of the Company and delivered to the Overseas Representatives or counsel for the Overseas Underwriters pursuant to this Agreement shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Overseas Underwriter.

            2. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties set forth in this Overseas Underwriting Agreement, the Company agrees to sell to each Overseas Underwriter, and each Overseas Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of Yen - per Ordinary Share, the amount of the Overseas Underwritten Securities set forth opposite such Overseas Underwriter's name in Schedule I to this Overseas Underwriting Agreement.

            (b) Subject to the terms and conditions and in reliance upon the representations and warranties set forth in this Overseas Underwriting Agreement, the Company hereby grants an option to the several Overseas Underwriters to purchase, severally and not jointly, up to 56,640 Overseas Option Securities at the same purchase price per share as the Overseas Underwriters shall pay for the Overseas Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Overseas Underwritten Securities by the Overseas Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) from December [7], 2000 through December [14], 2000, New York City time, upon written or facsimile notice by the Overseas Representatives to the Company setting forth the number of shares of the Overseas Option Securities as to which the several Overseas Underwriters are exercising the option. The number of Overseas Option Securities to be purchased by each Overseas Underwriter shall be the same percentage of the total number of shares of the Overseas Option Securities to be purchased by the several Overseas Underwriters as such Overseas Underwriter is purchasing of the Overseas Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

            3. Delivery and Payment. (a) No later than 3:00 PM Tokyo time on the third Business Day prior to the relevant Time of Delivery (as defined below) the Company shall deposit, or cause to be deposited, forms of share certificates, registered in the names and in the authorized denominations provided to the Company by the Overseas Representatives, representing all of the relevant Securities, with the Japan Securities Depository Center ("JASDEC").

            (b) Each time and date of payment by the Overseas Underwriters to the Company for the Overseas Underwritten Securities or the Overseas Option Securities hereunder is herein called a "Time of Payment." Each time and date of delivery by the Company to the Overseas Underwriters for the Overseas Underwritten Securities or the Overseas Option Securities hereunder is herein called a "Time of Delivery."

            (c) The Time of Payment for the Overseas Underwritten Securities shall be no later than 11:59 PM Tokyo time, on December [7], 2000. At or prior to the Time of Payment for the Overseas Underwritten Securities, the Overseas Representatives or their agent, on behalf of the Overseas Underwriters, shall:

            (i) pay to the Company the aggregate purchase price of the Overseas Underwritten Securities. Such payment shall be made in Japanese yen in same day funds for credit into the Company's segregated new share issuance account with such bank or banks as the Company shall have notified to the Overseas Representatives; and

            (ii) submit to each of the bank(s) described in clause (i) the share subscription form(s) in Japanese for the Overseas Underwritten Securities as required by and in accordance with the Commercial Code of Japan.

The Time of Delivery for the Overseas Underwritten Securities shall be 12:01 AM Tokyo time, on December [8], 2000.

            (d) If the option provided for in Section 2(b) hereof shall have been exercised on any Business Day in New York City from December [7], 2000 through

December [14], 2000 New York City time, the Time of Payment for the Overseas Option Securities shall be no later than 11:59 PM Tokyo time, on December [21], 2000; and the Company will deliver to the Overseas Representatives, and the obligation of the Overseas Underwriters to purchase the Overseas Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered at the Time of Payment for the Overseas Underwritten Securities pursuant to Section 6 hereof. At or prior to the Time of Payment for the Overseas Option Securities, the Overseas Representatives or their agent, on behalf of the Overseas Underwriters, shall:

            (i) pay to the Company the aggregate purchase price of the Overseas Option Securities. Such payment shall be made in Japanese yen in same day funds for credit into the Company's segregated new share issuance account with such bank or banks as the Company shall have notified to the Overseas Representatives; and

            (ii) submit to each of the banks described in clause (i) the share subscription form(s) in Japanese for the Overseas Option Securities as required by and in accordance with the Commercial Code of Japan.

The Time of Delivery for the Overseas Option Securities shall be 12:01 AM Tokyo time, on December [22], 2000.

            (e) With respect to all or any portion of the Overseas Underwritten Shares and Overseas Option Shares to be purchased and sold hereunder, the Overseas Representatives, on behalf of the several Overseas Underwriters, may elect to have ADSs representing such Overseas Underwritten Shares and Overseas Option Shares, as the case may be, delivered to and paid for by the Overseas Underwriters in satisfaction of the Company's obligation to sell to the Overseas Underwriters, and the several Overseas Underwriters' obligation to purchase, such Overseas Underwritten Shares. Notice of such election with respect to the delivery of any Overseas Underwritten Shares and ADSs shall be given by the Overseas Representatives to the Company and the Depositary no later than - prior to the Time of Delivery. Notice of such election with respect to delivery of any ADSs representing Overseas Option Shares shall be given by the Overseas Representatives at the time notice is given by the Overseas Representatives, on behalf of the several Overseas Underwriters, of their election to purchase such Overseas Option Shares. The Overseas Representatives shall specify in each such notice the authorized denominations of the ADSs.

            (f) In the event and to the extent that the Overseas Representatives, on behalf of the Overseas Underwriters, elect to take delivery of any Underlying Shares in the form of ADSs pursuant to Section 3(e) above, such Underlying Shares will be delivered by or on behalf of the Company to, and deposited with, The Sumitomo Bank, Limited, as custodian for the Depositary, at the Time of Delivery. Subject to the satisfaction of the terms of the Deposit Agreement and to receipt of payment therefor, the Company will cause the Depositary to (i) issue ADRs, registered in the name of Cede & Co., as nominee for The Depository Trust Company ("DTC"), evidencing such ADSs to be acquired by each Overseas Underwriter, and (ii) deliver such ADRs, through the book entry facilities of DTC, for the participant accounts of the Overseas Representatives, no later than 9:30 AM New York City time, on December [8], 2000 and December [22], 2000, respectively.

            (g) A form of the ADR certificates evidencing the ADSs to be delivered at each Time of Delivery will be made available for checking and packaging at least one full Business Day prior to such Time of Delivery at the office of the Depositary in New York.

            (h) It is understood and agreed that the Time of Payment for the Overseas Underwritten Securities shall occur simultaneously with the "Time of Payment" for the Ordinary Shares being issued and sold by the Company under the Japanese Underwriting Agreements.

            4. Offering by Overseas Underwriters. It is understood that the several Overseas Underwriters propose to offer the Overseas Underwritten Securities and the Overseas Option Securities for sale to the public as set forth in the Prospectus.

            5. Agreements. The Company agrees with the several Overseas Underwriters that:

            (a) The Company will use its best efforts to cause the Registration Statement and the ADR Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or the ADR Registration Statement or supplement to the Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement or the ADR Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be promptly filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed. The Company will promptly advise the Overseas Representatives (1) when the Registration Statement and the ADR Registration Statement, if not effective at the Execution Time, shall have become effective,
(2) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement or ADR Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement or the ADR Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement or the ADR Registration Statement, or for any supplement to the Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the ADR Registration Statement or the institution or notice of any threatened proceeding for that purpose and (6) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or notice of any threatened proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof. The Company will file promptly all reports required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares and ADSs.

            (b) If, at any time when a prospectus relating to the Overseas Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or the ADR Registration Statement or supplement the Prospectus to comply with the Act or the rules thereunder, the Company promptly will (1) notify the Overseas Representatives of any such event; (2) prepare and file with the Commission, subject to the second sentence of paragraph (i)(a) of this
Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance; and (3) supply without charge in New York any supplemented Prospectus to each Overseas Underwriter and to any dealer in securities in such quantities as they may reasonably request. In case any Overseas Underwriter is required to deliver a prospectus in connection with sales of any of the Overseas Shares and ADSs at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Overseas Underwriter, the Company promptly will prepare and deliver to such Overseas Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act.

            (c) As soon as practicable, but in any event not later than eighteen months after the Effective Date of the Registration Statement (as defined in Rule 158(c) under the Act), the Company will make generally available to its security holders and to the Overseas Representatives an earnings statement or statements of the Company and its consolidated subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

            (d) The Company will furnish to the Overseas Representatives one signed copy each of the Registration Statement and the ADR Registration Statement (including exhibits thereto) and to each other Overseas Underwriter a copy of the Registration Statement and the ADR Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Overseas Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Overseas Representatives may reasonably request.

            (e) Promptly from time to time, the Company will take such action as you may reasonably request to qualify the Securities for sale under the laws of such jurisdictions as the Overseas Representatives may designate and will maintain such qualifications in effect so long as required for the distribution of the Overseas Underwritten Securities and the Overseas Option Securities; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to file a general consent to service of process in suits in any jurisdiction where it is not now so subject.

            (f) The Company will not, without the prior written consent of Salomon Smith Barney Inc. and Goldman, Sachs & Co., offer, sell, contract to sell, pledge, or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any Ordinary Shares or ADSs or any securities of the Company that are substantially similar to the Ordinary Shares or ADSs, including but not limited to, any securities convertible into, or exercisable, or exchangeable for, Ordinary Shares or ADSs, or publicly announce an intention to effect any such transaction, for a period of 180 days after the date of the Underwriting Agreements, provided, however, that the Company may issue and sell Ordinary Shares pursuant to any employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the Execution Time or which, as set forth or contemplated in the Prospectus, will be put into effect following the Execution Time, if the Company shall have furnished to the Overseas Representatives a letter substantially in the form of Exhibit A hereto, addressed to the Overseas Representatives and the Japanese Representatives, from each individual eligible to participate in such plan who are entitled thereunder to exercise rights to receive Ordinary Shares during the 180-day period after the date of the Underwriting Agreements, and the Company may issue Ordinary Shares issuable upon the conversion of securities or the exercise of warrants outstanding at the Execution Time.

            (g) The Company will not (and will cause the Subsidiaries not to) take, directly or indirectly, any action designed to or which could reasonably be expected to cause or result under the Exchange Act in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Ordinary Shares or the ADSs.

            (h) Subject to Section 5(b), the Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each Preliminary Prospectus, the Prospectus, the ADR Registration Statement, and each amendment or supplement to any of them; (ii) the preparation of the Deposit Agreement, the deposit of the Underlying Shares under the Deposit Agreement, the issuance thereunder of ADSs representing such deposited Underlying Shares, the issuance of ADRs evidencing such ADSs and the fees of the Depositary; (iii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Preliminary Prospectus, the Prospectus, the ADR Registration Statement, and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iv) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (v) the printing (or reproduction) and delivery of this Overseas Underwriting Agreement, the Japanese Underwriting Agreements, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (vi) the registration of the Securities under the Exchange Act and the listing of the ADSs on the Nasdaq National Market and the Ordinary Shares on the Mothers Market of the Tokyo Stock Exchange; (vii) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Overseas Underwriters relating to such registration and qualification); (viii) any filings required to be made with the National Association of Securities Dealers, Inc. (including filing fees and the reasonable fees and expenses of counsel for the Overseas Underwriters relating to such filings); (ix) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities; (x) the fees, disbursements and expenses of the Company's accountants and the fees, disbursements and expenses of counsel (including local and special counsel) for the Company; (xi) to Salomon Smith Barney Inc. and Goldman, Sachs & Co., for the account of the several Overseas Underwriters and Japanese Underwriters, reimbursement of expenses in an amount which has been separately agreed; (xii) all expenses and taxes arising solely as a result of (A) the deposit by the Overseas Underwriters of the Shares with the Depositary and the issuance and delivery of the ADRs evidencing ADSs in exchange therefor by the Depositary to or for the account of the Overseas Underwriters in the manner contemplated under this Overseas Underwriting Agreement, and (B) the sale and delivery by the Company of the Shares to or for the account of the Overseas Underwriters in the manner contemplated under this Overseas Underwriting Agreement, including, in the case of (A) or (B), any income, capital gains, withholding, transfer or other tax asserted against an Overseas Underwriter, provided that such payment shall not apply to any expense or any income, capital gain or other tax payable by the Overseas Underwriters as a result of income or gain realized by the Overseas Underwriters upon the discounts of the offering, or on the transfer of any of the Securities held by the overseas underwriters for their own account; (xiii) the fees and expenses (including fees and disbursements of counsel), if any, of the Depositary and any custodian appointed under the Deposit Agreement, other than the fees and expenses to be paid by holders of ADRs (other than the Overseas Underwriters, in connection with the initial purchase of ADSs and the Shares); and (xiv) all other costs and expenses incident to the performance by the Company of their obligations under the Underwriting Agreements.

            (i) Unless such information is publicly available in electronic form, during a period of five years from the Effective Date, to make available to its shareholders as soon as practicable after the end of each fiscal year an annual report (in English), including a balance sheet and statements of operations, shareholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants, prepared in conformity with generally accepted accounting principles in the United States, and, as soon as practicable after the end of each of the first three quarters of each fiscal year prepared in accordance with generally accepted accounting principles (beginning with the fiscal quarter ending after the Effective Date), to make available to its shareholders consolidated summary financial information of the Company and its consolidated subsidiaries for such quarter in reasonable detail.

            (j) Unless such information is publicly available in electronic form, during a period of five years from the Effective Date, to furnish to you promptly copies of all reports or other communications (financial or other) furnished to shareholders, and to deliver to you promptly copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which any class of securities of the Company is listed.

            (k) To use the net proceeds received by it from the sale of the Shares and ADSs pursuant to this Overseas Underwriting Agreement and the Japanese Underwriting Agreements in the manner specified in the Prospectus under the caption "Use of Proceeds."

            (l) To comply with the Deposit Agreement so that ADRs evidencing ADSs will be executed (and, if applicable, countersigned) and issued by the Depositary against receipt of the Underlying Shares and delivered to the purchasers as soon as practicable after the Time of Delivery in Japan.

            (m) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 PM, Washington, D.C. time, on the date of this Overseas Underwriting Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

            6. Conditions to the Obligations of the Overseas Underwriters. The obligations of the Overseas Underwriters to purchase the Overseas Underwritten Securities and the Overseas Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company contained in this Overseas Underwriting Agreement as of the Execution Time, the Time of Payment, the Time of Delivery and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company made in any certificates delivered pursuant to the provisions hereof, to the performance by the Company of its obligations under this Overseas Underwriting Agreement and to the following additional conditions:

            (a) If the Registration Statement and the ADR Registration Statement have not become effective prior to the Execution Time, unless the Overseas Representatives and the Japanese Representatives agree in writing to a later time, the Registration Statement and the ADR Registration Statement will become effective not later than 9:30 AM New York City time on the Business Day on which the public offering price was determined in Japan; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement or the ADR Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened; and all additional requests for information on the part of the Commission shall have been complied with to your reasonable satisfaction.

            (b) A securities registration statement in respect of the offering in Japan and any amendments thereto and an extraordinary report in respect of the offering in the United States and internationally outside Japan and any amendments thereto shall have been filed by the Company under the Securities and Exchange Law of Japan.

            (c) The Company shall have requested and caused Latham & Watkins, U.S. counsel for the Company, to have furnished to the Overseas Representatives their opinion, dated the Time of Payment and addressed to the Overseas Representatives, to the effect that:

            (i) (A) the Registration Statement and the ADR Registration Statement have become effective under the Act; (B) any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and (C) to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement and the ADR Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement, the ADR Registration Statement and the Prospectus (other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the rules thereunder. In passing upon compliance as to form of the Registration Statement, the ADR Registration Statement and the Prospectus, such counsel may assume that the statements made therein are correct and complete;

            (ii) assuming the Deposit Agreement has been duly authorized, executed and delivered by the Company insofar as the laws of Japan are concerned, and assuming that the Deposit Agreement has been duly authorized, executed and delivered by the Depositary, the Deposit Agreement has been duly delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law)); and the statements in the Prospectus under the caption "Description of American Depositary Shares," insofar as such statements purport to summarize certain provisions of the Deposit Agreement, the ADSs and the ADRs, fairly present and summarize in all material respects the matters referred to therein;

            (iii) there is no franchise, contract or other document of a character required to be described in the Registration Statement or the ADR Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; the descriptions contained in the Prospectus in the second paragraph under the caption "Management - Board of Directors," the second paragraph under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations - Capital Expenditures and Financial Resources - Sources of Working and Investment Capital," under the caption "Tax Considerations - United States Federal Taxation," and in the second, third, fourth, fifth and sixth paragraphs under the caption "Shares Eligible for Future Sale," insofar as they purport to describe the provisions of the federal laws of the United States and documents referred to therein, fairly present and summarize in all material respects the matters referred to therein;

            (iv) assuming the Overseas Underwriting Agreement has been duly authorized, executed and delivered by the Company so far as the laws of Japan are concerned, and assuming the Overseas Underwriting Agreement has been duly authorized, executed and delivered by the parties hereto, the Overseas Underwriting Agreement has been duly executed and delivered by the Company;

            (v) the Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be, an "investment company" as defined in the Investment Company Act of 1940, as amended;

            (vi) no consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated by the Underwriting Agreements or in the Deposit Agreement under the federal laws of the United States and the laws of the State of New York, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Overseas Securities by the Overseas Underwriters (as to which such counsel need express no opinion) in the manner contemplated by this Overseas Underwriting Agreement and in the Prospectus and such other approvals (specified in such opinion) as have been obtained;

            (vii) neither the issue and/or sale of the Securities, nor the consummation of any other of the transactions contemplated by the Underwriting Agreements nor the fulfillment of the terms of the Deposit Agreement and the Underwriting Agreements will conflict with, result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Subsidiaries pursuant to, or constitute a default under, (i) any United States federal or New York statute, law, rule or regulation known to us to be applicable to the Company or the Subsidiaries (other than the United States federal or state securities laws, which are specifically addressed elsewhere herein), (ii) any judgment, order or decree of any United States federal or New York state court known by us to be applicable to the Company or the Subsidiaries, or (iii) any of the English language agreements filed as exhibits to the Registration Statement; and

            (viii) Under the laws of the State of New York relating to personal jurisdiction, (a) the Company has, under the Overseas Underwriting Agreement and the Deposit Agreement, validly submitted to the personal jurisdiction of any

      New York Court in any action arising out of or related to the Deposit Agreement and the transactions contemplated therein and its appointment thereunder of CT Corporation System as its authorized agent for service of process is valid, legal and binding and (b) service of process in the manner set forth in Section 15 hereof and in the Deposit Agreement is effective to confer valid personal jurisdiction over the Company.

      In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, and the representatives of the Overseas Underwriters, at which the contents of the Registration Statement, the ADS Registration Statement and the Prospectus and related matters were discussed, and we reviewed certain corporate records and documents furnished to us by the Company, and, although such counsel is not passing upon, and does not, other than with respect to the statements referred to in (iii) above, assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the ADS Registration Statement and the Prospectus, and has not made any independent check or verification thereof, during the course of such participation and such counsel's review of such records and documents, no facts came to the attention of such counsel that caused such counsel to believe that the Registration Statement or the ADS Registration Statement at the time of each became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of their respective dates or as of the Time of Payment, contained or contain an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that such counsel need expresses no belief with respect to the financial statements, schedules and other financial data included in, or omitted from, the Registration Statement, the ADS Registration Statement or the Prospectus.

      In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Overseas Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. In addition, such counsel may base its opinion in clause (i)(C) of this paragraph (c) on telephone conversations with the Commission. References to the Prospectus in this paragraph (c) include any supplements thereto at the Time of Payment.

            (d) The Company shall have requested and caused Nishimura & Partners, Japanese counsel for the Company, to have furnished to the Overseas Representatives their opinion, dated the Time of Payment and addressed to the Overseas Representatives, to the effect that:

            (i) each of the Company and each of the Subsidiaries (as defined in this Overseas Underwriting Agreement) is validly existing as a joint stock company

      (kabushiki kaisha) organized under the laws of Japan, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus and the Company has the full corporate power and authority to execute, deliver and perform its obligations under the Underwriting Agreements and the Deposit Agreement;

            (ii) all the outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the Subsidiaries owned by the Company either directly or through wholly-owned subsidiaries are free and clear of any registered pledge and, to the knowledge of such counsel after due inquiry, any other security interests, claims, liens or encumbrances;

            (iii) the Company's authorized equity capitalization is as set forth in the Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus; the outstanding Ordinary Shares (including the Securities being sold pursuant to the Japanese Underwriting Agreements by the Selling Shareholders), have been duly and validly authorized and issued and are fully paid and non-assessable; the Securities being issued and sold under the Underwriting Agreements by the Company have been duly and validly authorized, and, when issued and delivered to and paid for by the Overseas Underwriters pursuant to this Overseas Underwriting Agreement and by the Japanese Underwriters pursuant to the Japanese Underwriting Agreements, will be fully paid and non-assessable; the Ordinary Shares have been approved for listing and trading on the Mothers Market of the Tokyo Stock Exchange; the certificates for the Shares are in sufficient form to be legal and valid under the laws of Japan; the holders of outstanding Ordinary Shares of the Company are not entitled to preemptive or other rights to subscribe for the Securities; and, except as set forth or contemplated in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company, in each case granted by the Company, are outstanding. The Ordinary Shares may be freely deposited by the Overseas Representatives with the Depositary against issuance of ADRs evidencing ADSs; the Overseas Shares are freely issued by the Company to or for the account of the several Overseas Underwriters and (to the extent described in the Prospectus) the initial purchasers thereof; there are no restrictions on subsequent transfers of the Shares or the ADSs under the laws of Japan except as described in the Prospectus under the captions "Description of American Depositary Shares" and "Shares Eligible for Future Sale"; the Shares conform to the description contained in the Prospectus; and holders of Overseas Shares, when issued and delivered following application for subscription and payment therefor as provided in this Overseas Underwriting Agreement, and when the names of such holders have been entered in the register of shareholders of the Company, will be entitled to the rights of shareholders conferred by the articles of incorporation of the Company and the Commercial Code of Japan;

            (iv) the Deposit Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery of the Deposit Agreement by the Depositary and assuming its validity and legality under New York law, constitutes, under the laws of Japan, a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and subject, as to enforceability, to general principles of equity);

            (v) to the knowledge of such counsel after due inquiry, the Company and the Subsidiaries have good and marketable title to all real property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus (exclusive of any supplement thereto) or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries; and any real property and buildings held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries;

            (vi) to the knowledge of such counsel after due inquiry, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Subsidiaries or its or their property which is not adequately disclosed in the Registration Statement or the ADR Registration Statement, except in each case for such proceedings that, if determined adversely to the Company or any of the Subsidiaries, would not individually or in the aggregate have a material adverse effect on the current or future financial position, shareholders' equity or results of operations of the Company and the Subsidiaries; and there is no franchise, contract or other document which is not adequately disclosed in the Registration Statement or the ADR Registration Statement or Prospectus; the descriptions contained in the Prospectus under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the capital stock of the Company, and under the captions "Business - Government Regulation", "Management," "Tax Considerations - Japanese Taxation", and "Japanese Foreign Exchange and Other Regulations," insofar as they purport to describe the provisions of the laws of Japan referred to therein, are accurate, complete and fair;

            (vii) the Underwriting Agreements have been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery of the Underwriting Agreements by the other parties thereto and assuming the validity of the Overseas Underwriting Agreement under New York law, each constitutes, under the laws of Japan, a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and subject, as to enforceability, to general principles of equity);

            (viii) neither the issue and/or sale of the Securities, nor the consummation of any other of the transactions contemplated by the Underwriting Agreements or in the Deposit Agreement nor the fulfillment of the terms of the Deposit Agreement and the Underwriting Agreements will conflict with, result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Subsidiaries pursuant to, or constitute a default under, (i) the articles of incorporation, rules of the board of directors or share handling rules of the Company or the Subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or the Subsidiaries is a party or bound or to which its or their property or assets is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or the Subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or the Subsidiaries or any of its or their properties, except in the case of clauses (ii) and (iii) above for such violations or defaults that could not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiaries, taken as a whole after taking into account only the percentage equity interest of the Company in each Subsidiary, whether or not arising from transactions in the ordinary course of business, except as set forth or contemplated in the Prospectus (exclusive of any supplement thereto);

            (ix) no consent, approval, authorization, registration, clearance, qualification, license, concession, permit, filing with or order of any court or governmental agency or body or any stock exchange authority is required under the laws of Japan in connection with the transactions contemplated by the Underwriting Agreements or in the Deposit Agreement, except (i) the registration of the Japanese Underwritten Shares, which registration shall have become effective and in full force as of the date hereof, (ii) the filing with the Director-General of the Kanto Local Finance Bureau of a securities registration statement (yuukashoken todokedesho) in respect of the Japanese Underwritten Shares and any amendments thereto (yuukashoken todokedesho no teisei todokedesho) pursuant to the Securities and Exchange Law of Japan, (iii) the filing with the Director-General of the Kanto Local Finance Bureau of an extraordinary report (rinji hokokusho) in respect of the Overseas Shares and any amendments thereto (rinji hokokusho no teisei hokokusho) pursuant to the Securities and Exchange Law of Japan, (iv) the filing with the Minister of Finance by or on behalf of the Company of an ex post facto report in respect of the offering of the Overseas Shares outside Japan in accordance with the Foreign Exchange and Foreign Trade Law of Japan, and such other approvals (specified in such opinion) as have been obtained and are in full force and effect;

            (x) under Japanese law including the Cable Television Broadcasting Law and the Telecommunications Business Law of Japan, the Company and each of the Subsidiaries have all franchises, permits, authorizations, approvals and orders and other licenses and concessions of and from all governmental agencies that are necessary to own or lease their other properties and conduct their businesses as described in the Prospectus except for such licenses, franchises, permits, authorizations, approvals and orders the failure to obtain which could not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiaries, taken as a whole after taking into account only the percentage equity interest of the Company in each Subsidiary, whether or not arising from transactions in the ordinary course of business, except as set forth or contemplated in the Prospectus (exclusive of any supplement thereto), except that such counsel need not express any opinion with respect to road permits or other similar permits expressly required by government agencies in connection with the installation of the cable networks of the Company and the Subsidiaries;

            (xi) to ensure the validity, enforceability or admissibility into evidence of each of this Overseas Underwriting Agreement, the Japanese Underwriting Agreements, the Deposit Agreement and any other document required to be furnished hereunder or thereunder in Japan, it is not necessary that this Overseas Underwriting Agreement, the Japanese Underwriting Agreements, the Deposit Agreement or any other document be filed or recorded with any court or other authority in Japan, and no stamp or other issuance or transfer taxes or duties are payable by or on behalf of, and no capital gains, income or other taxes are required to be withheld or deducted for the account of, the Overseas Underwriters or purchasers of the Shares to or for Japan or to or for any political subdivision or taxing authority thereof or therein, in connection with (A) the delivery of the Shares in the manner contemplated by this Overseas Underwriting Agreement, (B) the deposit with the Depositary of the Underlying Shares against issuance of the ADRs evidencing the ADSs, (C) the sale and delivery by the Overseas Underwriters of the Shares or the ADSs, as the case may be, as contemplated herein or (D) the execution and delivery of this Overseas Underwriting Agreement;

            (xii) insofar as matters of law of Japan are concerned, the Registration Statement and the filing of the Registration Statement with the Commission have been duly authorized by and on behalf of the Company; and the Registration Statement has been duly executed pursuant to such authorization by and on behalf of the Company;

            (xiii) to the knowledge of such counsel after due inquiry, except as set forth or contemplated in the Prospectus, no holders of securities of the Company have rights to the registration of such securities under the Registration Statement or the ADR Registration Statement;

            (xiv) the choice of law provision set forth in Section 14 hereof and in the Deposit Agreement is legal, valid and binding under the laws of Japan and such counsel knows of no reason why the courts of Japan would not give effect to the choice of New York law as the proper law of this Overseas Underwriting Agreement and of the Deposit Agreement; the Company has the legal capacity to sue and be sued in its own name under the laws of Japan; the Company has the power to submit, and has irrevocably submitted, to the non-exclusive jurisdiction of the New York Courts and has validly and irrevocably appointed CT Corporation System as its designee, appointee and authorized agent for the purpose described in Section 15 hereof and in the Deposit Agreement under the laws of Japan; the irrevocable submission of the Company to the non-exclusive jurisdiction of the New York Courts and the waivers by the Company of any immunity and any objection to the venue of the proceeding in a New York Court herein and in the Deposit Agreement are legal, valid and binding under the laws of Japan and such counsel knows of no reason why the courts of Japan would not give effect to the submission and waivers; service of process in the manner set forth in
      Section 15 hereof and in the Deposit Agreement, will be effective to confer valid personal jurisdiction over the Company under the laws of Japan; and the courts in Japan will recognize as valid and final, and will enforce, any final and conclusive judgment against the Company obtained in a New York Court arising out of or in relation to the obligations of the Company under this Overseas Underwriting Agreement or the Deposit Agreement, subject to the rules of recognition of a foreign judgment under Japanese law, except as set forth or contemplated in the Prospectus;

            (xv) other than as described in the Prospectus, under the current laws and regulations of Japan, all dividends and other distributions declared and payable on the Ordinary Shares may be paid by the Company to the Depositary in yen that may be converted into foreign currency and freely transferred out of Japan, and, except as set forth or contemplated in the Prospectus, all such dividends and other distributions made to holders of the Underlying Shares who are non-residents of Japan will not be subject to Japanese income, withholding or other taxes under the laws and regulations of Japan and are otherwise free and clear of any other tax, duty withholding or deduction in Japan and without the necessity of obtaining any governmental authorization in Japan;

            (xvi) neither the Company nor any of the Subsidiaries is in violation or default of (i) any provision of their articles of incorporation, rules of the board of directors or share handling rules; or
      (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which they are a party or bound or to which their property is subject, except in the case of clause (ii) above for any such violations or defaults that could not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiaries, taken as a whole after taking into account only the percentage equity interest of the Company in each Subsidiary, whether or not arising from transactions in the ordinary course of business, except as set forth or contemplated in the Prospectus (exclusive of any supplement thereto); and

            (xvii) such counsel has no reason to believe that on the Effective Date or the date the Registration Statement was last deemed amended the Registration Statement or the ADR Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of the date thereof and at the Time of Payment included or include any untrue statement of a material fact or omitted or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion).

       In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than Japan, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Overseas Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph
(d) include any supplements thereto at the Time of Payment.

            (e) The Depositary shall have requested and caused Emmet, Marvin & Martin, LLP, counsel for the Depositary, to have furnished to the Overseas Representatives their opinion, dated the Time of Payment and addressed to the Overseas Representatives, to the effect that:

            (i) the Deposit Agreement has been duly authorized, executed and delivered by the Depositary and, assuming due authorization, execution and delivery of the Deposit Agreement by the Company and further assuming that the Deposit Agreement is a valid and binding agreement of the Company, constitutes a valid and legally binding agreement of the Depositary enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general application relating to or affecting creditors' rights and by general principles of equity;

            (ii) upon the issuance by the Depositary of ADRs evidencing ADSs against the deposit of Shares in accordance with the provisions of the Deposit Agreement (assuming such Shares were, at the time of such deposit, (a) duly authorized and validly issued, fully paid and non-assessable and
      (b) registered in compliance with the Act), such ADRs will be duly and validly issued and will entitle the holders thereof to the rights specified therein and in the Deposit Agreement; and

            (iii) the ADR Registration Statement has been declared effective under the Act and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the ADR Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and the ADR Registration Statement, and each amendment as of their respective effective dates, complied as to form in all material respects with the requirements of the Act and the rules and regulations thereunder.

            (f) The Overseas Representatives shall have received from Cleary, Gottlieb, Steen & Hamilton, U.S. counsel for the Overseas Underwriters, such opinion or opinions, dated the Time of Payment and addressed to the Overseas Representatives, with respect to the issuance and sale of the Securities, the Registration Statement, the ADR Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Overseas Representatives may reasonably require, and the Company and each Selling Shareholder shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

            (g) The Overseas Representatives shall have received from Tomotsune, Kimura & Mitomi, Japanese counsel for the Overseas Underwriters, such opinion or opinions, dated the Time of Payment and addressed to the Overseas Representatives, with respect to the issuance and sale of the Securities and other related matters as the Overseas Representatives may reasonably require, and the Company and each Selling Shareholder shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

            (h) The Company shall have furnished to the Overseas Representatives a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Time of Payment, to the effect that the signers of such certificate have examined the Registration Statement, the ADR Registration Statement, the Prospectus, any supplements to the Prospectus and the Underwriting Agreements and that:

            (i) the representations and warranties of the Company in the Underwriting Agreements are true and correct in all material respects on and as of the Time of Payment with the same effect as if made at the Time of Payment and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Time of Payment;

            (ii) no stop order suspending the effectiveness of the Registration Statement or the ADR Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

            (iii) since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto), there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiaries, taken as a whole after taking into account only the percentage equity interest of the Company in each Subsidiary, whether or not arising from transactions in the ordinary course of business, except as set forth or contemplated in the Prospectus (exclusive of any supplement thereto).

            (i) Each Selling Shareholder shall have furnished to the Overseas Representatives a certificate, signed by the Chairman of the Board or the President and the principal financial or accounting officer of such Selling Shareholder, dated the Time of Payment, to the effect that the signers of such certificate have carefully examined the Registration Statement, the ADR Registration Statement, the Prospectus, any supplements to the Prospectus and the Letter Agreement and the Japanese Underwriting Agreements and that the representations and warranties of such Selling Shareholder in the Letter Agreement and the Japanese Underwriting Agreements are true and correct in all material respects on and as of the Time of Payment of the Overseas Underwritten Securities to the same effect as if made at such Time of Payment.

            (j) The Company shall have requested and caused Arthur Andersen to have furnished to the Overseas Representatives letters, dated respectively as of the Execution Time and as of the Time of Payment, in form and substance satisfactory to the Overseas Representatives.

            (k) None of the Company and the Subsidiaries shall have sustained
(i) since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock, long-term debt, short-term loans, current assets or property and equipment of the Company or any of the Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity, equity of losses in affiliates or results of operations of the Company and the Subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Overseas Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares and ADSs on the terms and in the manner contemplated by the Prospectus.

            (l) The closing of the purchase of the Japanese Underwritten Securities to be issued and sold by the Company and the Selling Shareholders pursuant to the Japanese Underwriting Agreements shall occur concurrently with the closing of the purchase of the Overseas Underwritten Securities described herein.

            (m) The Company and the Depositary shall have executed and delivered the Deposit Agreement and the Deposit Agreement shall be in full force and effect.

            (n) The Depositary shall have agreed to furnish or cause to be furnished to the Overseas Representatives certificates satisfactory to the Overseas Representatives evidencing the execution, issuance, countersignature (if applicable) and delivery of the ADRs evidencing ADSs pursuant to the Deposit Agreement and such other matters related thereto as the Overseas Representatives reasonably request as soon as practicable after the Time of Delivery in Japan.

            (o) Prior to the Time of Payment, the Company and the Selling Shareholders shall have furnished to the Overseas Representatives such further information, certificates and documents as the Overseas Representatives may reasonably request.

            (p) The Ordinary Shares shall have been listed and admitted and authorized for trading on the Mothers Market of the Tokyo Stock Exchange and the ADSs shall have been listed and admitted and authorized for trading on the Nasdaq National Market, and satisfactory evidence of such actions shall have been provided to the Overseas Representatives.

            (q) At the Execution Time, the Company shall have furnished to the Overseas Representatives a letter substantially in the form of Exhibit A hereto from each of the executive officers and directors named under the caption "Management", Liberty Jupiter, Inc., Liberty Japan, Inc., Sumitomo Corporation, Microsoft Corporation and Itochu Corporation addressed to the Overseas Representatives and the Japanese Representatives; provided, however, that the letters furnished by Liberty Jupiter, Inc. and Liberty Japan Inc. may permit them to transfer their Ordinary Shares to their respective affiliates and, under certain circumstances, UnitedGlobalCom, Inc., if any such transferee furnishes to the Overseas Representatives a letter substantially in the form of Exhibit A hereto.

            (r) The Company and the Selling Shareholders shall have executed and delivered the Letter Agreement and the Letter Agreement shall be in full force and effect.

            If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Overseas Underwriting Agreement and the Japanese Underwriting Agreements, or if any of the opinions and certificates mentioned above or elsewhere in this Overseas Underwriting Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Overseas Representatives and counsel for the Overseas Underwriters, this Overseas Underwriting Agreement and all obligations of the Overseas Underwriters under this Overseas Underwriting Agreement may be canceled at, or at any time prior to, the Time of Delivery by the Overseas Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

            The documents required to be delivered by this Section 6 shall be delivered at the office of Cleary, Gottlieb, Steen & Hamilton, counsel for the Overseas Underwriters, at Shin Kasumigaseki Building, 20th floor, 3-2, Kasumigaseki 3-chome, Chiyoda-ku, Tokyo 100-0013, Japan, at the Time of Payment.

            7. Reimbursement of Overseas Underwriters' Expenses. If the sale of the Overseas Underwritten Securities and the Overseas Option Securities provided for in this Overseas Underwriting Agreement is not consummated because any condition to the obligations of the Overseas Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement in this Overseas Underwriting Agreement or comply with any provision hereof other than by reason of a default by any of the Overseas Underwriters, the Company will reimburse the Overseas Underwriters severally through Salomon Smith Barney Inc. and Goldman, Sachs & Co. on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

            8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Overseas Underwriter, the directors, officers, employees and agents of each Overseas Underwriter and each person who controls any Overseas Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the ADR Registration Statement as originally filed or in any amendment thereof, or in any Preliminary Prospectus or in the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Overseas Underwriter through the Overseas Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

            (b) Each Overseas Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement or the ADR Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity to each Overseas Underwriter, but only with reference to written information relating to such Overseas Underwriter furnished to the Company by or on behalf of such Overseas Underwriter through the Overseas Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Overseas Underwriter may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page regarding delivery of the Overseas Underwritten Securities, and under the caption "Underwriting", (i) the list of Overseas Underwriters and their respective participation in the sale of the Securities, and (ii) the fourth, eighth, twelfth and thirteenth paragraphs, in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Overseas Underwriters for inclusion in any Preliminary Prospectus or the Prospectus.

            (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. It is understood, however, that the Company shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances be liable for the fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such Overseas Underwriters, which firm shall be designated in writing by Salomon Smith Barney Inc. and Goldman, Sachs & Co. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought under this Overseas Underwriting Agreement (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent
(i) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

            (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Overseas Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Overseas Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Overseas Underwriters on the other from the offering of the Overseas Underwritten Securities and the Overseas Option Securities; provided, however, that in no case shall any Overseas Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Overseas Underwritten Securities and the Overseas Option Securities) be responsible for any amount in excess of the underwriting discount applicable to the Securities purchased by such Overseas Underwriter under this Overseas Underwriting Agreement. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Overseas Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Overseas Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Overseas Underwriters shall be deemed to be equal to the total underwriting discounts, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Overseas Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Overseas Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Overseas Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Overseas Underwriter shall have the same rights to contribution as such Overseas Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and the ADR Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

            9. Default by an Overseas Underwriter. If any one or more Overseas Underwriters shall fail to purchase and pay for any of the Overseas Underwritten Securities agreed to be purchased by such Overseas Underwriter or Overseas

Underwriters under this Overseas Underwriting Agreement and such failure to purchase shall constitute a default in the performance of its or their obligations under this Overseas Underwriting Agreement, the remaining Overseas Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Overseas Underwritten Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Overseas Underwritten Securities set forth opposite the names of all the remaining Overseas Underwriters) the Overseas Underwritten Securities which the defaulting Overseas Underwriter or Overseas Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Overseas Underwritten Securities which the defaulting Overseas Underwriter or Overseas Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Overseas Underwritten Securities set forth in Schedule I hereto, the remaining Overseas Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Overseas Underwritten Securities, and if such non-defaulting Overseas Underwriters do not purchase all the Overseas Underwritten Securities, this Overseas Underwriting Agreement will terminate without liability to any non-defaulting Overseas Underwriter or the Company. Nothing contained in this Overseas Underwriting Agreement shall relieve any defaulting Overseas Underwriter of its liability, if any, to the Company and any non-defaulting Overseas Underwriter for damages occasioned by its default under this Overseas Underwriting Agreement.

            10. Termination. This Overseas Underwriting Agreement shall be subject to termination in the absolute discretion of the Overseas Representatives, by notice given to the Company prior to delivery of and payment for the Overseas Underwritten Securities, if at any time prior to such time there shall have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, the Nasdaq National Market or the Mothers Market of the Tokyo Stock Exchange;
(ii) a suspension or material limitation in trading in the Company's securities on the Nasdaq National Market or the Mothers Market of the Tokyo Stock Exchange;
(iii) a general moratorium on commercial banking activities in New York, London or Tokyo declared by the relevant authorities; (iv) a change or development involving a prospective change in Japanese taxation affecting the Company, the Shares or the ADSs or the transfer thereof or the imposition of exchange controls by the United States, the United Kingdom or Japan; (v) the outbreak or escalation of hostilities involving the United States, the United Kingdom or Japan, the declaration by the United States, the United Kingdom or Japan of a national emergency or war, or any other calamity or crisis in the United States, the United Kingdom or Japan, if the effect of any such event specified in this clause (v) in the sole judgment of the Overseas Representatives makes it impractical or inadvisable to proceed with the public offering or the delivery of the Shares and ADSs on the terms and in the manner contemplated by the Prospectus (exclusive of any supplement thereto) or (vi) the occurrence of any material adverse change in the existing financial, political or economic conditions in the United States, the United Kingdom and Japan or elsewhere which, in the sole judgment of the Overseas Representatives would materially and adversely affect the financial markets or the market for the Shares and ADSs and other equity securities.

            11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Overseas Underwriters set forth in or made pursuant to this Overseas Underwriting Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Overseas Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Overseas Underwritten Securities and the Overseas Option Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Overseas Underwriting Agreement.

            12. Notices. In all dealings hereunder, you shall act on behalf of each of the Overseas Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Overseas Underwriter made or given by you jointly.

            All communications under this Overseas Underwriting Agreement will be in writing and effective only on receipt, and, if sent to the Overseas Representatives, will be mailed, delivered or faxed to Salomon Smith Barney Inc. General Counsel (fax no.: (212) 816-7912) and confirmed to such General Counsel at Salomon Smith Barney Inc., 388 Greenwich Street, New York, New York, 10013,
Attention: General Counsel and to Goldman, Sachs & Co. Registration Department (fax no.: (212) 902-9020) and confirmed to 32 Old Slip, 21st Floor, New York, New York 10005, Attention: Registration Department; or, if sent to the Company, will be mailed, delivered or faxed to (fax no.: (81) 3-5953-5200) and confirmed to it at Higashi-Ikebukuro Center Bldg. 8F, 41-24, Higashi-Ikebukuro 4-chome, Toshima-ku, Tokyo 170-0013 Japan, Attention: the Legal Department.

           13. Successors. This Overseas Underwriting Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in
Section 8 hereof, and no other person will have any right or obligation under this Overseas Underwriting Agreement. No purchaser of any of the Shares or ADSs from any Overseas Underwriter shall be deemed a successor or assign by reason merely of such purchase.

            14. Applicable Law. This Overseas Underwriting Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

            15. Jurisdiction. The Company agrees that any suit, action or proceeding against the Company brought by any Overseas Underwriter, the directors, officers, employees and agents of any Overseas Underwriter, or by any person who controls any Overseas Underwriter, arising out of or based upon this Overseas Underwriting Agreement or the transactions contemplated hereby may be instituted in any New York Court, and waives any objection which it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding. The Company has appointed CT Corporation System as its authorized agent (the "Authorized Agent") upon whom process may be served in any suit, action or proceeding arising out of or based upon this Overseas

Underwriting Agreement or the transactions contemplated herein which may be instituted in any New York Court, by any Overseas Underwriter, the directors, officers, employees and agents of any Overseas Underwriter, or by any person who controls any Overseas Underwriter, and expressly accepts the non-exclusive jurisdiction of any such court in respect of any such suit, action or proceeding. The Company hereby represents and warrants that the Authorized Agent has accepted such appointment and has agreed to act as said agent for service of process, and the Company agrees to take any and all action, including the filing of any and all documents that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent shall be deemed, in every respect, effective service of process upon the Company. Notwithstanding the foregoing, any action arising out of or based upon this Overseas Underwriting Agreement may be instituted by any Overseas Underwriter, the directors, officers, employees and agents of any Overseas Underwriter, or by any person who controls any Overseas Underwriter, in any court of competent jurisdiction in Japan.

            The provisions of this Section 15 shall survive any termination of this Overseas Underwriting Agreement, in whole or in part.

            16. Currency. Each reference in this Overseas Underwriting Agreement to U.S. dollars or Japanese yen (as the case may be, the "relevant currency") is of the essence. To the fullest extent permitted by law, the obligations of the Company in respect of any amount due under this Overseas Underwriting Agreement will, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the relevant currency that the party entitled to receive such payment may, in accordance with its normal procedures, purchase with the sum paid in such other currency (after any premium and costs of exchange) on the Business Day immediately following the day on which such party receives such payment. If the amount in the relevant currency that may be so purchased for any reason falls short of the amount originally due, the Company making such payment will pay such additional amounts, in the relevant currency, as may be necessary to compensate for the shortfall. Any obligation of the Company not discharged by such payment will, to the fullest extent permitted by applicable law, be due as a separate and independent obligation and, until discharged as provided herein, will continue in full force and effect.

            17. Waiver of Immunity. To the extent that the Company has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment in aid or otherwise) with respect to itself or any of its property, the Company hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its obligations under this Overseas Underwriting Agreement.

            18. Time. Time shall be of the essence of this Overseas Underwriting Agreement.

            19. Severability. Any provision of this Overseas Underwriting Agreement that is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of that provision in any other jurisdiction.

            20. Counterparts. This Overseas Underwriting Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

            21. Headings. The section headings used in this Overseas Underwriting Agreement are for convenience only and shall not affect the construction hereof.

            22. Definitions. The terms which follow, when used in this Overseas Underwriting Agreement, shall have the meanings indicated.

            "Act" shall mean the United States Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

            "ADR Registration Statement" shall mean the registration statement referred to in paragraph 1(i)(c) above, including all exhibits thereto, each as amended at the time such part of the registration statement became effective.

            "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City and Tokyo.

            "Commission" shall mean the United States Securities and Exchange Commission.

            "Effective Date" shall mean each date and time that the Registration Statement and the ADR Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

            "Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

            "Execution Time" shall mean the date and time that this Overseas Underwriting Agreement is executed and delivered by the parties hereto.

            "Japanese Representatives" shall mean the representatives of the Japanese Underwriters.

            "Japanese Underwritten Securities" shall mean the Japanese Underwritten Shares.

            "Japanese Underwriters" shall mean the several Japanese Underwriters named in the Japanese Underwriting Agreements.

            "Letter Agreement" shall mean the letter agreement concurrently entered into between the Overseas Underwriters, the Company and the Selling Shareholders.

            "New York Courts" shall mean the U.S. Federal or State courts located in the State of New York, County of New York.

            "Overseas Representatives" shall mean the addressees of this Overseas Underwriting Agreement.

            "Overseas Underwriting Agreement" shall mean this agreement relating to the sale of the Overseas Underwritten Securities and the Overseas Option Securities by the Company to the Overseas Underwriters.

            "Overseas Underwriter" and "Overseas Underwriters" shall mean the several Overseas Underwriters named in Schedule I to this Overseas Underwriting Agreement.

            "Preliminary Prospectus" shall mean any preliminary prospectus with respect to the offering of the Overseas Underwritten Securities and the Overseas Option Securities referred to in paragraph 1(i)(a) above and any preliminary prospectus with respect to the offering of the Overseas Underwritten Securities and the Overseas Option Securities included in the Registration Statement at the Effective Date that omits Rule 430A Information.

            "Prospectus" shall mean the prospectus relating to the Overseas Securities that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date.

            "Registration Statement" shall mean the registration statement referred to in paragraph 1(i)(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Time of Payment, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

            "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the Act.

            "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

            "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a) hereof.

            "Securities" shall mean the Overseas Securities and the Japanese Underwritten Securities.

            "Selling Shareholders" shall mean the selling shareholders named in the Japanese Underwriting Agreements.

            "Shares" shall mean the Overseas Shares and the Japanese Underwritten Shares.

            "Subsidiaries" shall mean each of the companies listed in Schedule II to this Overseas Underwriting Agreement.

            "Underlying Shares" shall mean the Shares that will be represented by the ADSs.

            "United States" and "U.S." shall mean the United States of America (including the states thereof and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

            If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Overseas Underwriters.


                                      Very truly yours,


                                      Jupiter Telecommunications Co., Ltd.


                                      By: ______________________________

                                          Name:
                                          Title:


The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

Salomon Smith Barney Inc.


By: ______________________________
    Name:
    Title:

Goldman, Sachs & Co.


By: ______________________________
    Name:
    Title:


Merrill Lynch, Pierce, Fenner & Smith Incorporated
Daiwa Securities America Inc.
Cazenove Inc.
Nomura Securities International, Inc.
By their duly authorized attorney:


By: ______________________________
    Name:
    Title:

For themselves and the other
several Overseas Underwriters
named in Schedule I.

                                   SCHEDULE I

                                                                NUMBER OF OVERSEAS
                                                                UNDERWRITTEN
                                                                SECURITIES TO BE
OVERSEAS UNDERWRITERS                                           PURCHASED
Salomon Smith Barney Inc ...............................
Goldman, Sachs & Co ....................................
Merrill Lynch, Pierce, Fenner & Smith
        Incorporated ...................................
Daiwa Securities America Inc ...........................
Cazenove Inc ...........................................
Nomura Securities International, Inc ...................


                                                                ---------
            Total ......................................
                                                                =========

                                  SCHEDULE II

J-COM Tokyo Co., Ltd.

Media Saitama Co., Ltd.

CATV Yokosuka Co., Ltd.

Urawa Cable Television Network Co., Ltd.

Jupiter Gunma Co., Ltd.

Tsuchiura Cable Television Co., Ltd.

J-COM Shonan Co., Ltd.

Kisarazu Cable Television Co., Ltd.

J-COM Kansai Co., Ltd.

Osaka Cable TV Corporation

Sakai Cable TV Corporation

Cablenet Kobe Ashiya Co., Ltd.

Hokusetsu Cable Net Co., Ltd.

Fukuoka Cable Network Co., Ltd.

J-COM Kitakyushu Co., Ltd.

Cablevision 21 Inc.

Cable Net Shimonoseki Co., Ltd.

Titus Communications Corporation

J-COM Sapporo Co., Ltd.

TITUS Sotetsu Corporation

                                                                       EXHIBIT A

                                  [LETTERHEAD]

                      Jupiter Telecommunications Co., Ltd.
                       Public Offering of Ordinary Shares


                                                                          , 2000

Nikko Salomon Smith Barney Limited
and Salomon Smith Barney Inc.
Goldman Sachs (Japan) Ltd.
and Goldman, Sachs & Co.
As Representatives of the several Overseas Underwriters and Japanese Underwriters,
c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013


Ladies and Gentlemen:

            This letter is being delivered to you in connection with the proposed Overseas Underwriting Agreement and Japanese Underwriting Agreements (the "Underwriting Agreements"), between Jupiter Telecommunications Co., Ltd., a joint stock company (kabushiki kaisha) (the "Company"), and each of you as representatives of a group of Overseas Underwriters and Japanese Underwriters named therein, relating to an underwritten public offering of Ordinary Shares, with no par value per share, of the Company, directly or in the form of American Depositary Shares ("ADSs").

            In order to induce you and the other Overseas Underwriters and Japanese Underwriters to enter into the Underwriting Agreements, the undersigned will not, without the prior written consent of Salomon Smith Barney Inc. and Goldman, Sachs & Co., offer, sell, contract to sell, pledge or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, including the filing (or participation in the filing of) a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any Ordinary Shares or ADSs or any securities convertible into, or exercisable or exchangeable for, Ordinary Shares or ADSs, or publicly announce an intention to effect any such transaction, for a period of 180 days after the date of the Underwriting Agreements, other than shares of Ordinary Shares or ADSs disposed of as bona fide gifts approved by Salomon Smith Barney Inc. and Goldman, Sachs & Co.

            If for any reason the Underwriting Agreements shall be terminated prior to the Time of Delivery (as defined in the Underwriting Agreements), the agreement set forth above shall likewise be terminated.


                                    Yours very truly,

                                    [Signature]


                                    [Name and address]


                                       2